United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 25, 2009

Date of Report

[Date of Earliest Event Reported]

PCS EDVENTURES!.COM, INC.

(Exact name of Registrant as specified in its Charter)

IDAHO	000-49990	82-0475383
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

345 Bobwhite Court, Suite 200

Boise, Idaho  83706

 (Address of Principal Executive Offices)

(208) 343-3110

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On November 25, 2009, our CEO and Acting CFO and a director of the Company, Anthony A. Maher, suffered a heart attack.  Following insertion of a stent to clear a blockage, Mr. Maher has been released from intensive care and is expected to make a full recovery and to continue to manage the Company as its CEO, Acting CFO and a director.    The Company's other executive officers will continue to manage the Company's business pending Mr. Maher's expected return.  See Exhibit 99.1, Press Release dated November 30, 2009, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Exhibit Description

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PCS EDVENTURES!.COM, INC.

Date:	November 30, 2009	By:	/s/Robert O. Grover
Robert O. Grover
Executive Vice President and Chief Technology Officer

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